UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):      July 30, 2003

Nashua Corporation

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	1-05492 (Commission File Number)	02-0170100 (I.R.S. Employer Identification No.)

11 Trafalgar Square, Second Floor, Nashua, NH (Address of Principal Executive Offices)		03063 (Zip Code)

603-880-2323
(Registrant’s Telephone Number, Including Area Code)

Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED JULY 30, 2003

Item 9. Regulation FD Disclosure
(Information furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition”).

     On July 30, 2003, Nashua Corporation announced its financial results for the quarter ended June 27, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under “Item 9. Regulation FD Disclosure” rather than under “Item 12. Disclosure of Results of Operations and Financial Condition.” The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2003	NASHUA CORPORATION

	By:	/s/ John L. Patenaude

	Name: Title:	John L. Patenaude Vice President — Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release of Nashua Corporation, dated July 30, 2003